EXHIBIT 32.2

SECTION 906 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

OF

PHOENIX RISING COMPANIES

In connection with the accompanying Quarterly Report on Form 10-Q of Phoenix Rising Companies for the quarter ended March 31, 2022, the undersigned, Boon Jin “Patrick” Tan, President and Chief Executive Officer of Phoenix Rising Companies, does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 fairly presents, in all material respects, the financial condition and results of operations of Phoenix Rising Companies

Date: May 23, 2022	/s/ Boon Jin “Patrick” Tan
Boon Jin “Patrick” Tan
President and Chief Executive Officer
(principal executive officer)